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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               February 26, 2004
                               -----------------
                Date of Report (Date of earliest event reported)


                                 Presstek, Inc.
                                 --------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                        0-17541              02-0415170
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                               55 Executive Drive
                        Hudson, New Hampshire 03051-4903
                        --------------------------------
                    (Address of Principal Executive Offices)


                                 (603) 595-7000
                                 --------------
               Registrant's telephone number, including area code




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ITEM 9.  REGULATION FD DISCLOSURE.

         The information contained in Item 12 "Results of Operations and Financial Condition" is hereby incorporated by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 26, 2004, Presstek, Inc. (the "Company") issued a press release announcing its results of operations for the fourth quarter and fiscal year ended January 3, 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         The information contained herein, including the exhibits attached and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
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                                      -3-

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PRESSTEK, INC.


Date:  February 26, 2004                By:    /s/ Moosa E. Moosa
                                               ---------------------------------
                                               Moosa E. Moosa
                                               Vice President, Finance and Chief
                                               Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release issued by Presstek, Inc., dated February 26, 2004.